UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

DIFFUSION PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2020 Avon Court #4

Charlottesville, VA 22902

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 6, 2017

Dear Stockholder:

You are cordially invited to attend a special meeting of Stockholders (the “Special Meeting”) of Diffusion Pharmaceuticals Inc., a Delaware corporation (the “Company”), which will be held on January 6, 2017, at 9:00 a.m. local time, at the Company’s offices, located at 2020 Avon Court #4, Charlottesville, Virginia 22902. Only stockholders who held stock at the close of business on the record date, November 23, 2016, may vote at the Special Meeting, including any adjournment or postponement thereof.

At the Special Meeting, you will be asked to consider and vote upon the following proposals:

(1) To approve the proposed terms of an offering, which contemplates the issuance and sale (the “Offering”) of (i) shares of the Company’s Series A preferred stock, $0.001 par value per share (“Preferred Stock”), each share of Preferred Stock being convertible into a share of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to adjustment, (ii) for each share of Preferred Stock purchased in this Offering, a 5-year warrant to purchase one share of Common Stock (the “Warrants”), and (iii) the issuance of such number of shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of Warrants, including without limitation shares issuable pursuant to the “make-whole” and anti-dilution provisions of the Preferred Stock, exceeding 19.9% of our outstanding Common Stock (collectively, the “Offering Proposal”);

(2) To approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the authorized number of shares of preferred stock from 5,000,000 to 30,000,000;

(3) To authorize the adjournment of the Special Meeting, if necessary or appropriate, if a quorum is present, to solicit additional proxies if there are insufficient votes at the Special Meeting in favor of the Offering Proposal; and

(4) The transaction of any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Special Meeting. After careful consideration, the Company’s Board of Directors has unanimously approved the proposals and recommends that you vote FOR each proposal described in the Proxy Statement.

We look forward to seeing you at the Special Meeting.

Sincerely,

David G. Kalergis
Chairman and Chief Executive Officer

                         , 2016

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE VIA THE INTERNET OR OVER THE TELEPHONE AS INSTRUCTED IN THE ENCLOSED PROXY CARD, OR, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED RETURN ENVELOPE, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY.

2020 Avon Court #4

Charlottesville, VA 22902

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 6, 2017

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Diffusion Pharmaceuticals Inc. (the “Company,” “we” or “us”) for use at a special meeting of stockholders (the “Special Meeting”), to be held at the Company’s offices, located at 2020 Avon Court #4, Charlottesville, Virginia 22902 on January 6, 2017, at 9:00 a.m. local time. This Proxy Statement and accompanying form of Proxy is first being mailed to our stockholders on or about December , 2016.

The Proxy Statement instructs you on how you may submit your proxy via the Internet.

For a proxy to be effective, it must be properly executed and received prior to the Special Meeting. Each proxy properly tendered will, unless otherwise directed by the stockholder, be voted for the proposals described in this Proxy Statement and at the discretion of the proxy holder(s) with regard to all other matters that may properly come before the meeting.

The Company will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile or personal solicitation; however, we will not pay them additional compensation for any of these services.

VOTING AND RELATED MATTERS

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

Voting Procedures

As a stockholder of the Company, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are discussed below in the "Proposals" section. Each share of our common stock, par value $0.001 per share (“Common Stock”) you owned at the close of business on November 23, 2016 (the “Record Date”) entitles you to one vote on each proposal presented at the Special Meeting.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Special Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Voting over the Internet.    You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 5, 2017 Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Voting by Telephone.    You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on January 5, 2017. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Voting by Mail.    If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Voting in Person at the Meeting.    If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record on the Record Date (a “Record Holder”) and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Special Meeting. To do this, you must:

●	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;
●	provide written notice of the revocation to our Corporate Secretary at our principal executive office, Diffusion Pharmaceuticals Inc., 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902; or
●	attend the Special Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on November 23, 2016, are entitled to receive notice and vote at the meeting. On the Record Date, there were 10,345,637 issued and outstanding shares of our Common Stock. Each holder of Common Stock voting at the meeting, either in person or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the required vote for each of the proposals expected to be acted upon at the Special Meeting is described below:

Proposal No. 1 — Approve the proposed terms of an offering, which contemplates the issuance and sale (the “Offering”) of (i) shares of the Company’s Series A preferred stock, $0.001 par value per share (“Preferred Stock”), each share of Preferred Stock being convertible into a share of Common Stock, subject to adjustment, (ii) for each share of Preferred Stock purchased in this Offering, a 5-year warrant to purchase one share of Common Stock (the “Warrants”), and (iii) the issuance of such number of shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of Warrants, including without limitation shares issuable pursuant to the “make-whole” and anti-dilution provisions of the Preferred Stock, exceeding 19.9% of our outstanding Common Stock (collectively, the “Offering Proposal”) This proposal must be approved by a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes will have the no effect as a vote against such proposal.

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Proposal No. 2 — Approve an amendment to the Company’s Certificate of Incorporation, as amended, (the “Charter”) to increase the authorized number of shares of preferred stock from 5,000,000 to 30,000,000 (the “Charter Amendment”). This proposal must be approved by a majority of the outstanding shares of Common Stock. As a result, abstentions and broker non-votes will have the same effect as a vote against such proposal.

Proposal No. 3 — Authorize the adjournment of the Special Meeting, if necessary or appropriate, if a quorum is present, to solicit additional proxies if there are insufficient votes at the Special Meeting in favor of the Offering Proposal (the “Adjournment Proposal”). This proposal must be approved by a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes will have the no effect as a vote against such proposal.

If your shares are registered directly in your name, you are a stockholder of record. If you are the Record Holder, and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement, and as the proxy holders may determine, in their discretion, with respect to any other matters properly presented for a vote at the meeting.

If your shares are registered in the name of your broker, bank or similar organization, then you are the beneficial owner of shares held in street name. If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters, but will not vote those shares on any non-routine proposal (a “Broker Non-Vote”). Broker Non-Votes do not count as a vote FOR or AGAINST any of the proposals.

Our management believes that the Offering, the Adjournment Proposal and the Charter Amendment are not routine matters. Consequently, if beneficial holders do not give any direction, their brokers will not be permitted to vote Common Stock at the Special Meeting in relation to these matters. Therefore, we encourage you to submit your voting instructions to your broker to ensure your Common Stock are voted at the Special Meeting.

Since the Charter Amendment requires the affirmative vote of a majority of our outstanding Common Stock, a properly executed proxy card marked ABSTAIN with respect to these proposals at the Special Meeting will have the same effect as voting AGAINST that proposal. By contrast, the Offering and Adjournment Proposal must be approved by the vote of a majority of the shares of Common Stock that affirmatively or negatively cast votes on such proposal, a properly executed proxy card marked ABSTAIN with respect to the Offering or Adjournment Proposal will have no effect on such proposal.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

(1) “FOR” the proposal to approve the proposed terms of the Offering of (i) Preferred Stock, each share of Preferred Stock being convertible into a share of Common Stock, subject to adjustment, (ii) for each share of Preferred Stock purchased in this Offering, a Warrant to purchase one share of Common Stock, and (iii) the issuance of such number of shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of Warrants, including without limitation shares issuable pursuant to the “make-whole” and anti-dilution provisions of the Preferred Stock, exceeding 19.9% of our outstanding Common Stock;

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(2) “FOR” the proposal to approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the authorized number of shares of preferred stock from 5,000,000 to 30,000,000;

(3) “FOR” the proposal to authorize the adjournment of the Special Meeting, if necessary or appropriate, if a quorum is present, to solicit additional proxies if there are insufficient votes at the Special Meeting in favor of the Offering;

Voting Results

Voting results will be announced at the Special Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Special Meeting.

Householding of Proxy Materials

We are sending only one proxy statement to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate proxy statement in the future, you may telephone our Corporate Secretary at (434) 220-0718 or write to him at Diffusion Pharmaceuticals Inc., 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902. If you have received multiple copies of our proxy statement, you may request householding by contacting the Corporate Secretary in the same manner.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement (including the documents incorporated by reference herein) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the safe harbor created by those sections. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” and “continue”, the negative of these words, other words and terms of similar meaning and the use of future dates. Forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses as well as matters specific to us.  Forward-looking statements by their nature address matters that are, to different degrees, uncertain.  Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. For us, particular uncertainties and risks include, among others, our history of operating losses and negative cash flow, uncertainties regarding clinical testing, the difficulty of developing pharmaceutical products, obtaining regulatory and other approvals and achieving market acceptance and other risks and uncertainties described in our filings with the Securities and Exchange Commission (the “SEC”), including:.

●	our estimates regarding expenses, future revenues, capital requirements and needs for additional financing;

●	the success and timing of our preclinical studies and clinical trials;

●	the difficulties in obtaining and maintaining regulatory approval of our products and product candidates, and the labeling under any approval we may obtain;

●	our plans and ability to develop and commercialize our product candidates;

●	our failure to recruit or retain key scientific or management personnel or to retain our executive officers;

●	the accuracy of our estimates of the size and characteristics of the potential markets for our product candidates and our ability to serve those markets;

●	regulatory developments in the United States and foreign countries;

●	the rate and degree of market acceptance of any of our product candidates;

●	our ability to obtain additional financing;

●	obtaining and maintaining intellectual property protection for our product candidates and our proprietary technology;

●	our ability to operate our business without infringing the intellectual property rights of others;

●	recently enacted and future legislation regarding the healthcare system;

●	the success of competing products that are or become available; and

●	the performance of third parties, including contract research organizations and manufacturers.

All forward-looking statements in this Proxy Statement speak only as of the date of this Proxy Statement and are based on our current beliefs and expectations. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

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RECENT CHANGE OF CONTROL OF REGISTRANT

As of December 31, 2015, our Company operated as RestorGenex Corporation, (“RestorGenex”). On January 8, 2016, we completed the merger (the “Merger”) of our wholly owned subsidiary, Arco Merger Sub, LLC (“Merger Sub”), with and into Diffusion Pharmaceuticals LLC, a Virginia limited liability company (“Diffusion”), in accordance with the terms of the Agreement and Plan of Merger, dated as of December 15, 2015, among the Company, Merger Sub and Diffusion (the “Merger Agreement”). As a result of the Merger, Diffusion, the surviving company in the Merger, became a wholly owned subsidiary of the Company.

In connection with the Merger, the Company issued to the holders of the outstanding units of membership interest of Diffusion (the “Diffusion Units”) an aggregate of 81,640,637 shares of common stock. As a result of the Merger, the former equity holders of Diffusion owned approximately 84.1% of the common stock of the combined company, and the stockholders of RestorGenex immediately prior to the Merger owned approximately 15.9% of the common stock of the combined company, in each case, immediately following the consummation of the Merger (the “Effective Time”) on a fully-diluted basis (subject to certain exceptions and adjustments) and calculated in accordance with the terms of the Merger Agreement.

In connection with the completion of the Merger and in accordance with the terms of the Merger Agreement, the Board accepted the resignations from the Board and each of its committees, effective immediately prior to the Effective Time, of each of the directors of the Company as of immediately prior to the Effective Time.  The Board also accepted, effective immediately prior to the Effective Time, the resignations of each of the executive officers of the Company as of immediately prior to the Effective Time.

In addition, the outgoing directors, prior to their resignation and in accordance with the Company’s bylaws, fixed the number of directors at six, and appointed the following six individuals, constituting all of the directors of Diffusion prior to the Merger, to serve as directors of the Company, effective at the Effective Time and until the Company’s next annual meeting of stockholders, and until their respective successors are elected and qualified or until their earlier resignation or removal:  David G. Kalergis, John L. Gainer, Thomas Byrne, Robert Adams, Mark T. Giles and Alan Levin. David G. Kalergis was appointed Chairman of the Board. Mr. Byrne resigned from the Board and was appointed the Company’s General Counsel effective, in each case, April 1, 2016. Effective August 11, 2016, Isaac Blech was appointed as a director. Subsequently, the newly constituted Board also appointed the following individuals to serve as executive officers of the Company until their successors have been duly elected and qualified or until their earlier resignation or removal: David G. Kalergis as Chief Executive Officer, John L. Gainer Ph.D. as Chief Scientific Officer, David R. Jones M.D. as Chief Medical Officer and Ben L. Shealy as Senior Vice President – Finance, Treasurer and Secretary.

Following the close of the Merger, the Company filed a Certificate of Amendment to its Charter with the Secretary of State of the State of Delaware which amended the Company’s Charter, to effect a change of the Company’s corporate name from “RestorGenex Corporation” to “Diffusion Pharmaceuticals Inc.” On January 25, 2016, the Common Stock of the Company began trading on the OTCQX marketplace of the OTC Market Groups (the “OTCQX”) under the new ticker symbol “DFFN” (previously “RESX”). On August 17, 2016, the Company filed a Certificate of Amendment to its Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to effect a 1-to-10 reverse stock split of the shares of the Company’s common stock (the “Reverse Stock Split”). On November 8, 2016, the Common Stock was approved for listing on the NASDAQ Capital Market (the “NASDAQ”) and commenced trading on the NASDAQ at the open of trading on November 9, 2016 under the ticker symbol “DFFN.”

Except as otherwise noted, references to “common stock” in this proxy statement refer to common stock, par value $0.001 per share, of the Company. Unless noted otherwise, any share or per share amounts in this proxy statement give effect to the Reverse Stock Split.

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SELECT UNAUDITED PRO FORMA FINANCIAL INFORMATION

Selected Unaudited Pro Forma Balance Sheet and Statement of Operations Information

The following selected unaudited pro forma financial information has been presented to give effect to and show the pro forma impact of the Reverse Stock Split on (i) the Company’s condensed consolidated balance sheet as of September 30, 2016, June 30, 2016 and March 31, 2016, (ii) the Company’s consolidated balance sheet as of December 31, 2015 and 2014, (iii) the Company’s condensed consolidated statements of operations for such fiscal quarters and (iv) the Company’s consolidated statements of operations for such fiscal years.

The selected unaudited pro forma financial information is presented for illustrative purposes only, has not been reviewed by our independent auditors and does not necessarily indicate the financial position or results that would have been realized had the Reverse Stock Split been completed as of the dates indicated or that will be realized in the future. The selected unaudited pro forma financial information has been derived from, and should be read in conjunction with, our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 and our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2016, June 30, 2016 and March 31, 2016, in each case, as filed with the SEC and which are incorporated herein by reference.

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2014
Balance Sheet Information:
Stockholders’ Equity (Deficit)
Common stock, $0.001 par value:
1,000,000,000 shares authorized; 10,345,637, 10,345,637, 10,243,207, 8,118,939 and 2,208,953 shares issued and outstanding at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and December 31, 2014, respectively	$10,346	$10,346	$10,243	$8,119	$2,209
Additional paid-in capital	69,094,497	66,204,140	64,944,218	42,102,876	21,813,635
Accumulated deficit	(57,618,530)	(52,181,977)	(48,375,783)	(42,152,618)	(35,433,396)
Total stockholders’ equity (deficit)	$11,486,313	$14,032,509	$16,578,678	$(41,623)	$(13,617,552)

Statement of Operations Information:
Net loss	$(5,436,553)	$(3,806,194)	$(6,223,165)	$(6,719,222)	$(3,528,774)
Per Share Information:
Net loss per share – basic and diluted	$(0.53)	$(0.37)	$(0.62)	$(2.56)	$(1.61)
Basic and diluted weighted average shares outstanding	10,333,898	10,263,702	9,996,381	2,619,945	2,194,866

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

Based on information available to the Company and filings with the SEC, the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of our Common Stock as of the Record Date (except as noted below) for (i) each person who beneficially owns 5% or more of our common Stock then outstanding; (ii) each of our current directors; (iii) each of our current named executive officers (as defined in Item 402(a)(3) of Regulation S-K under the Exchange Act) and (iv) all of our current directors and executive officers as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of common stock issuable under stock options or warrants that are exercisable within sixty (60) days of the Record Date are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Ownership is based upon information provided by each respective director and officer, Forms 4, Schedules 13D and 13G and other public documents filed with the SEC for some of the stockholders.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their Common Stock, except for those jointly owned with that person’s spouse. Unless otherwise indicated below, the address of each person listed on the table is c/o Diffusion Pharmaceuticals Inc. 2020 Avon Court, Suite 4, Charlottesville Virginia 22902.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number(1)	Percent of Class(2)
Greater than 5% Holders
Richard Baxter Gilliam (3)	1,424,836	13.8%
PANDA Holdings, LLC (4)	629,635	6.1%
Michal S. & Ellen A. Geismar	552,414	5.3%

Current Directors and Executive Officers
David G. Kalergis (5)	264,700	2.6%
John L. Gainer, Ph.D. (6)	494,907	4.7%
David R. Jones, M.D. (7)	173,405	1.7%
Ben L. Shealy (8)	90,074	*
Thomas Byrne (9)	251,947	2.4%
Mark T. Giles (10)	699,177	6.7%
Alan Levin (11)	54,579	*
Robert Adams (12)	127,850	1.2%
Isaac Blech (13)	85,380	*
All current directors and executive officers as a group (nine persons) (14)	2,242,019	21.7%

*	Indicates less than 1%.

(1)

Represents shares of Common Stock and shares of restricted stock held as of the Record Date plus shares of Common Stock that may be acquired upon exercise of options, warrants and other rights exercisable within sixty (60) days of the Record Date.

(2)	Based on 10,345,637 shares of Common Stock that were issued and outstanding as of the Record Date.
(3)

Based solely on the Form 3 filed with the Securities and Exchange Commission by Mr. Gilliam on February 19, 2016.  Consists of (a) 1,268,798 shares held by Mr. Gilliam directly and (b) 156,038 shares held by Westwood Tall Oaks LLC. Mr. Gilliam is a manager of Westwood Tall Oaks LLC.

(4)

Mark T. Giles, one of our directors, is the managing member of PANDA Holdings, LLC and may be deemed to be the beneficial owner of such securities. Mr. Giles disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

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(5)

Consists of (a) 68,670 shares held directly by Mr. Kalergis directly, (b) 7,388 shares held by Mr. Kalergis’ wife, (c) 38,252 shares held jointly with Mr. Kalergis’ wife and (e) 150,390 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

(6)

Consists of (a) 372,572 shares held by the John L. Gainer Declaration of Trust dated February 19, 2008 and (b) 122,335 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date.  Dr. Gainer is a trustee of the revocable trust, and, as such, may be deemed to share beneficial ownership of such shares.  Dr. Gainer expressly disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein.

(7)	Consists of (a) 38,256 shares held directly by Dr. Jones and (b) 135,149 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
(8)	Consists of shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
(9)	Consists of (a) 139,187 shares held by Mr. Byrne directly and (b) 112,760 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date.
(10)

Consists of (a) 4,407 shares held for the benefit of Mr. Giles in his individual retirement account, (b) 629,635 shares held by PANDA Holdings LLC and (c) 65,135 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Mr. Giles is the managing member of PANDA Holdings LLC and may be deemed to be the beneficial owner of such securities. Mr. Giles disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(11)

Consists of (a) 6,394 shares held by Mr. Levin directly, (b) 18,410 restricted shares held by Mr. Levin directly and (c) 29,775 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

(12)

Consists of (a) 25,587 shares held directly by Mr. Adams directly, (b) 9,464 shares held jointly with Mr. Adams’ wife, (c) 18,898 shares held for the benefit of Mr. Adams in his 401(k) retirement account and (d) 73,901 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

(13)

Consists of (a) 28,334 shares held directly by Mr. Blech directly, (b) 11,905 shares held jointly with Mr. Blech’s wife, (c) 11,905 shares held in trust for the benefit of Mr. Blech and (d) 33,236 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

(14)	Includes 812,755 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

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PROPOSAL NO. 1

TO APPROVE THE PROPOSED ISSUANCE AND SALE OF SHARES OF CONVERTIBLE PREFERRED STOCK AND WARRANTS

General

Our Board has unanimously approved, and recommended that our stockholders approve, the proposed terms of an offering, which contemplates the issuance and sale (the “Offering”) of (i) shares of the Company’s Series A preferred stock, $0.001 par value per share (“Preferred Stock”), each share of Preferred Stock being convertible into a share of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to adjustment, (ii) for each share of Preferred Stock purchased in this Offering, a 5-year warrant to purchase one share of Common Stock (the “Warrant” and collectively with the Preferred Stock, the “Securities”), and (iii) the issuance of such number of shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of Warrants, including without limitation shares issuable pursuant to the “make-whole” and anti-dilution provisions of the Preferred Stock, exceeding 19.9% of our outstanding Common Stock (collectively, the “Offering Proposal”). Maxim Group LLC, a FINRA member broker-dealer, is acting as our placement agent for the Offering (the “Placement Agent”) on a “commercially reasonable best efforts” basis.

Reasons for the Offering

Our Board has determined that the Offering is advisable and in the best interest of our stockholders. The Company currently intends to use the proceeds of this Offering to fund research and development of its lead product candidate, transcrocetinate sodium, also known as trans sodium crocetinate (“TSC”) and for general corporate purposes. A stockholder vote against the Offering Proposal could have the impact of restricting our ability to consummate or maximize the proceeds to the Company in connection with the Offering.

Material Terms of the Offering

The Company will offer Securities for aggregate gross proceeds of a up to a maximum of $15,000,000 (the “Maximum Offering”), which may be increased to $25,000,000 at the discretion of the Company and the Placement Agent without prior notice to investors in the Offering (the “Overallotment”). The minimum individual purchase is $50,000, although the Company and the Placement Agent may allow sales of a lesser amount at their discretion.

The price of the Securities will be the lower of (i) $2.80 per share of Preferred Stock or (ii) the price equal to a thirty (30) percent discount to the ten (10) day volume weighted average price of the Securities, but in no event will the Securities be sold for less than $2.00 per share of Preferred Stock (the “Offering Price”). The Offering Price will be determined prior to the Initial Closing (as defined below)

The first sale of Securities is expected to occur on or about               , 2017 (the “Initial Closing”). Subsequent closings will be held periodically until the Securities are fully subscribed or the Offering is terminated by the Company, and in any event no later than                  (subject to the right of the Company and the Placement Agent to extend this Offering for an additional thirty (30) days in their sole discretion, without further notice to investors) (the “Expiration Date”).

Description of Series A Preferred Stock

The following is a summary of the rights, preferences and privileges of the Preferred Stock as set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock to be filed with the Delaware Secretary of State prior to the Initial Closing (the “Certificate of Designation”).

Voting. The holders of the Preferred Stock will be entitled to vote with the holders of Common Stock (and any other class or series that may similarly be entitled to vote with the holders of Common Stock as the Board may authorize and issue) and not as a separate class, at any annual or special meeting of stockholders of the Company, and may act by written consent in the same manner as the holders of Common Stock. In the event of any such vote or action by written consent, each holder of shares of Preferred Stock shall be entitled to that number of votes equal to the whole number of shares of Common Stock into which the aggregate number of shares of Preferred Stock held of record by such Holder are convertible as of the close of business on the record date fixed for such vote or such written consent based on a conversion price, solely for such purpose, equal to the closing price of our Common Stock on the date such Preferred Stock was issued. In addition, for as long as 50% of the shares of Preferred Stock outstanding immediately after the final closing remain outstanding, without the consent of holders of at least a majority of the then outstanding shares of Preferred Stock, the Company may not (a) amend the Company’s Certificate of Incorporation or bylaws so as to materially and adversely affect any rights of the holders of the Preferred Stock, (b) increase or decrease (other than by conversion of the Preferred Stock) the authorized number of Preferred Stock to be in excess of the number of shares required to satisfy the Maximum Offering Amount, (c) amend the Certificate of Designation, (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of Common Stock or Common Stock equivalents or (e) enter into any agreement or understanding with respect to (a) through (d).

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Dividends. The Preferred Stock will be entitled to an 8.0% cumulative preferred dividend payable semi-annually in shares of Common Stock that will begin accruing on the issue date of the Preferred Stock. The dividend will begin to accrue and be cumulative on the first day of each applicable dividend period and shall remain shall remain accumulated dividends with respect to such Preferred Stock until paid; provided, that the first dividend payable with respect to any share of Preferred Stock shall not begin to accrue until the date of original issuance of such share of Preferred Stock. Dividends shall accrue whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends but shall not be payable until legally permissible, as applicable.

Liquidation. The Preferred Stock will rank senior to the Common Stock and each other class of capital stock of the Company or series of preferred stock of the Company authorized by the Board in the future that does not expressly provide that such class or series ranks senior to, or on parity with, the Preferred Stock (“Junior Securities”). In the event of a Liquidation Event (as defined in the Certificate of Designation), the holders of the Preferred Stock shall be entitled to receive, out of the assets of the Company or proceeds thereof legally available therefore, an amount in cash equal to 100% of the stated value of the Preferred Stock before any payment or distribution of the assets of the Company is made or set apart for the holders of Junior Securities. In addition, prior to such Liquidation Event, the holders of Preferred Stock shall be entitled to notice so that they may exercise their conversion rights prior to such event.

Conversion. At any time after the final closing date, each share of the Preferred Stock, at the holder’s sole and absolute discretion, shall initially be convertible into one (1) share of Common Stock. Holders may immediately convert their Preferred Stock prior to the occurrence of certain Liquidation Events. At the Company’s sole option, each share of Preferred Stock will automatically convert, initially, into one (1) share of Common Stock (a) on any date that is more than 30 trading days after the original issued date of such share Preferred Stock that the 30 day moving average of the closing price of the Common Stock on the NASDAQ Capital Market (or any other exchange where the Common Stock is traded) exceeds an agreed upon price per share (subject to adjustment in the event of a stock dividend or split), (b) upon a financing of at least $10 million or (c) upon the majority vote of the voting power of the then outstanding shares of Preferred Stock. The conversion price of the Preferred Stock will be subject to adjustment as described in the Certificate of Designation. The Company is not required to issue any fractional shares of Preferred Stock or Common Stock in connection with the conversion of Preferred Stock and may, in each case, at the Company’s discretion, pay the holder such amount in cash or deliver an additional whole share in lieu thereof.

Make-Whole Adjustment. In the event the Company, during the three years immediately following the Initial Closing, subject to certain exceptions, issues at least $10 million of Common Stock or securities convertible into or exercisable for Common Stock at a per share price less than the Offering Price (the “Make-Whole Price”), the Company will be required to issue to the holders of Preferred Stock a number of shares of Common Stock equal to the additional number of shares of Common Stock that such shares of Preferred Stock would be convertible into if the conversion price of the Preferred Stock was equal to 105% of the Make-Whole Price (the “Make-Whole Adjustment”). The Company will only be obligated to issue shares with respect to a Make-Whole Adjustment in the first such subsequent offering, if any, following the consummation of the Offering.

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Description of Warrants

The Warrants will have an exercise price equal to 110% of the Offering Price, will be immediately exercisable and will be subject to customary anti-dilution adjustments. The Warrants will be exercisable for five (5) years following the final closing date. The Warrants are subject to a provision prohibiting the exercise of such Warrants to the extent that, after giving effect to such exercise, the holder of such Warrant (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates), would beneficially own in excess of 19.99% of the outstanding Common Stock.

We will also issue warrants exercisable for Preferred Stock to the Placement Agent as compensation for their services.

Possible Effects on Rights of Existing Stockholders

Existing stockholders will suffer significant dilution in ownership interests and voting rights as a result of the issuance of the Preferred Stock and the potential issuance of shares of our Common Stock upon the conversion of the Preferred Stock or the exercise of the Warrants. The Preferred Stock will be senior to our Common Stock with respect to dividends and liquidation preferences, the holders of Preferred Stock will vote with the holders of Common Stock in any vote on an adjusted as-converted basis and the holders thereof will be entitled to 8.0% cumulative annual dividend payable in shares of Common Stock. Existing stockholders will suffer further dilution as a result of the issuance of additional shares of Common Stock issued pursuant to the payment of the dividend. Further, existing stockholders may suffer significant dilution due to the Make-Whole Adjustment provision described above. The potential dilution described above does not give effect to (i) the issuance of additional shares of Common Stock due to potential future anti-dilution adjustments on the Preferred Stock, (ii) the issuance of shares of Common Stock pursuant to other outstanding options and warrants or (iii) any other future issuances of our Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Appraisal Rights

Under Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the proposed Offering described in this Proposal 1.

Reasons for Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) (the "Nasdaq 20% Rule") requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The initial conversion price of the Preferred Stock will be less than the greater of the book or market value of our Common Stock immediately before we enter into a Subscription Agreement. In addition, the terms of the Preferred Stock include the Make-Whole Adjustment and other anti-dilution adjustments that could result in a reduction of the conversion price in the future. We will also issue additional shares to the Placement Agent as compensation under our arrangement with the Placement Agent. If this proposal is approved, the issuance of our Common Stock upon conversion of the Preferred Stock and exercise of the Warrants may exceed 20% of our Common Stock outstanding as of the Record Date. We seek your approval of this proposal in order to satisfy the requirements of the Nasdaq 20% Rule with respect to the issuance of the Common Stock upon conversion of the Preferred Stock and/or exercise of the Warrants.

In addition, under Nasdaq Listing Rule 5635(b) (the “Nasdaq Change of Control Rule”) prior stockholder approval is required for issuances of securities that will result in a "change of control" of the issuer. Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group of investors acting together would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Following the closing of the Offering, the investors in the Offering, assuming the conversion of their Preferred Stock and the exercise of their warrants in full may own approximately shares of our Common Stock which represent more than 20% of the total voting power of the Company's voting securities following the closing of the Offering. We also seek your approval of this proposal in order to satisfy the requirements of the Nasdaq Change of Control Rule with respect to the issuance of the Common Stock upon conversion of the Preferred Stock and/or exercise of the Warrants.

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Approval of this proposal will constitute approval pursuant to the Nasdaq 20% Rule and the Nasdaq Change of Control Rule. The information set forth in this proposal is qualified in its entirety by reference to the actual terms of the Certificate of Designation, the Subscription Agreement and the Warrant, substantially in the form attached hereto as Appendices A through C, respectively, and which are incorporated herein by reference. Stockholders are urged to carefully read these documents.

Impact of Charter Amendment on the Offering

If Proposal 2, related to the Charter Amendment to increase the authorized number of shares of preferred stock from 5,000,000 to 30,000,000, is not approved by our stockholders, we would not have the requisite number of shares of authorized Preferred Stock to fulfill the Maximum Offering Amount so as to provide initial convertibility of the Preferred Stock into Common Stock on a one-for-one basis. Therefore, in the event that Proposal 2 is not approved, the terms and conditions of the Offering would be amended substantially on the terms described in “Proposal No. 2 Approval of an Amendment to Diffusion Pharmaceuticals Inc.’s Certificate of Incorporation to Increase the Authorized Shares of Preferred Stock—Amended Offering in the Event Proposal 2 is not Approved.”

Material Relationships between the Company and the Placement Agent

We have agreed: (i) to pay the Placement Agent a cash commission equal to ten percent (10%) of the aggregate gross proceeds of the Preferred Stock sold at each closing; (ii) to grant to the Placement Agent or its designees 5-year warrants to purchase shares of Preferred Stock equal to ten percent (10%) of the aggregate number of shares of Preferred Stock sold through their efforts in this Offering at each closing, at a price equal to 110% of the Purchase Price, with such warrants containing a cashless exercise provision; (iii) to indemnify the Placement Agent against certain liabilities; (iv) to reimburse the Placement Agent for certain reasonable and documented expenses; and (v) to grant the Placement Agent a right of first refusal to act as lead placement agent for certain securities offerings following the closing of this Offering.

The Placement Agent also provides general financial advisory services to the Company from time to time pursuant to a separate arrangement. As previously disclosed, on June 1, 2016, the Company issued 102,430 shares of its common stock to the Placement Agent as compensation for such services in reliance upon an exemption pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of Common Stock.

Vote Required

The Offering Proposal will be approved if a majority vote of the shares cast affirmatively or negatively for this proposal is cast FOR the proposal. Accordingly, abstentions and broker-non-votes will not be counted as votes cast and, therefore, will have no impact on the approval of this proposal.

Recommendation

The Board recommends a vote “FOR” the Offering Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO DIFFUSION PHARMACEUTICALS INC.’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK

General

Our Board has unanimously approved, and recommended that our stockholders approve, an amendment to our Charter to increase the authorized shares of preferred stock from 5,000,000 shares to 30,000,000 shares (the “Charter Amendment”). As of the Record Date, no shares of preferred stock (including Preferred Stock) were outstanding.

The full text of the proposed Charter Amendment is attached to this Proxy Statement as Appendix D.

Purpose of the Charter Amendment

The purpose of the proposed Charter Amendment is to increase the number of authorized shares of preferred stock from 5,000,000 shares to 30,000,000 shares. The Board believes it is in our best interest to have sufficient additional authorized and unissued shares of preferred stock available in order to satisfy potential our obligations in the Offering, including issuances up to the Maximum Offering so as to provide initial convertibility of the Preferred Stock into Common Stock on a one-for-one basis, and in connection with the warrant to be issued to the Placement Agent as compensation. Remaining authorized but unissued shares of preferred stock, subject to any further stockholder action required in the case of any particular issuance by applicable law, regulatory agency or under NASDAQ rules, would be available for issuance from time to time in the Board’s discretion in connection with any proper corporate purpose, including future acquisitions, investment opportunities, capital raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under current or future equity compensation plans or employee stock plans or for other corporate purposes.

A stockholder vote against the proposed Charter Amendment would have the effect of requiring us to revise the terms of the Offering. In the event this Proposal 2 is not approved by our stockholders, the terms and conditions of the Offering will be amended as described below.

Impact of Not Approving the Charter Amendment

In the event that the proposed Charter Amendment does not receive the requisite stockholder approval, rather than adjourning the Special Meeting, the Company may choose to amend the terms and conditions of the Offering such that the transactions contemplated thereby could be effected without the effectiveness of the Charter Amendment. In the event the Charter Amendment is not approved by our stockholders at the Special meeting, the terms of the Offering may be amended as follows:

●

The maximum number of shares of Preferred Stock issuable in the Offering would be reduced such that no more than 5,000,000 shares of Preferred Stock will be issued, and the purchase price per share of Preferred Stock would be proportionally increased;

●	The number of shares of Common Stock into which each share of Preferred Stock would initially be convertible would be proportionally increased; and

●	The number of Warrants that would be issued with each share of Preferred Stock would be proportionally increased

Other than as described above, the Offering will have the same material terms and conditions as described in “Proposal No. 1 To Approve the Proposed Issuance and Sale of Shares of Convertible Preferred Stock and Warrants.”

Potential Anti-Takeover Effect of the Charter Amendment

The proposed Charter Amendment to increase the number of authorized shares of preferred stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares of preferred stock to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company and its stockholders. The amendment to our Charter, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Charter Amendment may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Charter Amendment may have the effect of permitting our current management, including the current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business.

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We are not aware of any effort to accumulate our capital stock or attempt to obtain control of our company by a tender offer, proxy contest or otherwise, and the Board has not presented these proposals with the intent that they be utilized as a type of anti-takeover device.

Effectiveness of the Amendment

If adopted by the stockholders, the proposed Charter Amendment will become effective upon filing with the Delaware Secretary of State. As permitted under Section 242(c) of the Delaware General Corporation Law, the Board may delay or abandon the proposed amendment without further action by the stockholders if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Appraisal Rights

Under Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the proposed Charter Amendment described in this Proposal 2.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter either in person or by proxy is required to approve the Charter Amendment. Abstentions and broker non-votes, if any, will thus count as votes AGAINST the Charter Amendment.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the Offering

Recommendation

The Board recommends a vote “FOR” the Charter Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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PROPOSAL NO. 3

ADJOURNMENT PROPOSAL

If at the Special Meeting the number of shares of Common Stock present or represented and voting in favor of the Offering and the Charter Amendment is insufficient to approve the Offering or the Charter Amendment, respectively, in either case, management may move to adjourn, postpone or continue the Special Meeting in order to enable the Board to continue to solicit additional proxies in favor of the proposed Offering or Charter Amendment, as applicable.

In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If the stockholders approve the Adjournment Proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Offering and/or Charter Amendment. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the Offering or Charter Amendment have been received, we could adjourn, postpone or continue the Special Meeting without a vote on the Offering or Charter Amendment, as applicable, and seek to convince the holders of those shares to change their votes to votes in favor of the Offering or Charter Amendment, as applicable.

Vote Required

The Adjournment Proposal will be approved if a majority vote of the shares cast affirmatively or negatively for this proposal is cast FOR the proposal. Accordingly, abstentions and broker-non-votes will not be counted as votes cast and, therefore, will have no impact on the approval of this proposal.

Recommendation

The Board recommends a vote “FOR” the Adjournment Proposal. No proxy that is specifically marked AGAINST the Offering and/or the Charter Amendment will be voted in favor of the Adjournment Proposal, unless it is specifically marked FOR the discretionary authority to adjourn, postpone or continue the Special Meeting to a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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DOCUMENTS INCORPORATED BY REFERENCE

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under Exchange Act, we are “incorporating by reference” into this Proxy Statement specific documents that we filed with the SEC, which means that we may disclose important information to you by referring you to those documents that are considered part of this Proxy Statement. Information that we file subsequently with the SEC will automatically update and supersede this information.

We incorporate by reference into this Proxy Statement the following documents filed with the SEC (Commission File No. 000-24477), and any future documents that we file with the SEC prior to the Special Meeting, excluding any reports or portions thereof that have been “furnished” but not “filed” for purposes of the Exchange Act:

●	Our Annual Report on Form 10-K for the year ended March 31, 2015, as amended by Amendment No.1 to our Annual Report on Form 10-K/A filed on April 29, 2016;

●	Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016;

●	Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016;

●

Our Current Reports on Form 8-K and 8-K/A filed on January 8, 2016, January 14, 2016, January 27, 2016, April 1, 2016, July 22, 2016, August 16, 2016, August 19, 2016, September 8, 2016, October 3, 2016, October 13, 2016 and November 8, 2016; and

This Proxy Statement or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed in this Proxy Statement. The descriptions of these agreements contained in this Proxy Statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. Copies of the definitive agreements will be made available without charge to you by making a written or oral request to us.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this Proxy Statement.

We will provide to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon written or oral request and without charge, a copy of the documents referred to above that we have incorporated by reference. You can request copies of such documents, without charge, if you write us at: Investor Relations Department, Diffusion Pharmaceuticals Inc., 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902, or call (434) 220-0718. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at http://www.diffusionpharma.com.

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OTHER BUSINESS

We know of no other matters to be submitted to a vote of the stockholders at the Special Meeting. If any other matter is properly brought before the Special Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their best judgment.

To assure the presence of the necessary quorum and to vote on the matters to come before the Special Meeting, please promptly indicate your choices via the internet, by phone or by mail, according to the procedures described on the proxy card. The submission of a proxy via the internet, by phone or by mail does not prevent you from attending and voting at the Special Meeting.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Pursuant to our Amended and Restated Bylaws, stockholder proposals intended to be presented in our proxy materials relating to our next annual meeting of stockholders must be received by us on or before March 12, 2017 but not earlier than February 10, 2017, unless the date of the meeting is changed by more than 30 calendar days from the date of the annual meeting of stockholders for 2016, and must satisfy the requirements of the proxy rules promulgated by the SEC.

Any other stockholder proposals to be presented at our next annual meeting of stockholders must be given in writing to our Corporate Secretary and received at our principal executive offices on or before February 10, 2017, which is the date that is 120 calendar days before the date our definitive proxy statement for the 2016 annual meeting of stockholders was released to our shareholders; provided, however, that in the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting of stockholders was mailed or such public disclosure of the date of the annual meeting of stockholders was made, whichever first occurs. The proposal must contain specific information required by our Amended and Restated Bylaws, a copy of which may be obtained by writing to our Corporate Secretary or accessing the SEC’s EDGAR filing database at www.sec.gov. If a proposal is not timely and properly made in accordance with the procedures set forth in our Amended and Restated Bylaws, it will be defective and may not be brought before the meeting. If the proposal nonetheless is brought before the meeting and the Chair of the meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.

DIRECTOR NOMINATIOSN FOR 2017 ANNUAL MEETING

In accordance with procedures set forth in our Amended and Restated Bylaws, our stockholders may propose nominees for election to the Board of Directors only after providing timely written notice to our Corporate Secretary. To be timely, a stockholder’s notice to our Corporate Secretary must be delivered to or mailed and received at our principal executive offices on or before March 12, 2017 but not earlier than February 10, 2017; provided, however, that in the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting of stockholders was mailed or such public disclosure of the date of the annual meeting of stockholders was made, whichever first occurs.

The notice must set forth, among other things:

●	the nominee’s name, age, business address and residence address;

●	the nominee’s principal occupation or employment;

●	the class and number of shares of our capital stock which are beneficially owned by the nominee; and

●	any other information concerning the nominee required under the rules of the SEC in a proxy statement soliciting proxies for the election of directors.

Submissions must be made by mail, courier or personal delivery.  E-mailed submissions will not be considered.  The Nominating and Corporate Governance Committee will consider only those stockholder recommendations whose submissions comply with these procedural requirements.  The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

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HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement may have been sent to multiple stockholders in each household. We will deliver promptly a separate copy of either document to any stockholder upon written or oral request to our Investor Relations Department, Diffusion Pharmaceuticals Inc., 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902, telephone: (434) 220-0718. Any stockholder who wants to receive separate copies of our Proxy Statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

COST AND METHOD OF SOLICITATION

In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies from our stockholders by personal interview, telephone, telegram or other electronic means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of solicitation materials to the beneficial owners of our common stock. We will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the SEC. Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

The Company’s Common Stock is listed on the NASDAQ Capital Market and trades under the symbol “DFFN.” Prior to January 25, 2016, the Common Stock traded under the symbol “RESX.”

Your vote is important. Whether or not you plan to attend the Special Meeting, please exercise your right to vote as soon as possible by completing, signing, dating and returning your proxy card or by using Internet or telephone voting as described on the proxy card.

By Order of the Board of Directors,

David G. Kalergis
Chairman and Chief Executive Officer

                             , 2016

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN

THE ENCLOSED PROXY.

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Appendix A

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF THE

SERIES A CONVERTIBLE PREFERRED STOCK

OF

DIFFUSION PHARMACEUTICALS INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

WHEREAS, the undersigned does hereby certify that the following resolution was duly adopted by the Board of Directors (the “Board”) of Diffusion Pharmaceuticals Inc., a Delaware corporation (the “Corporation”), with the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions set forth therein having been fixed by the Board pursuant to authority granted to it under Article IV of the Corporation’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware:

RESOLVED, that, pursuant to authority conferred upon the Board by the Certificate of Incorporation, the Board hereby authorizes [●] shares of Series A Convertible Preferred Stock, par value $0.001 per share, of the Corporation and hereby fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, of such shares in accordance with this Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”), in addition to those set forth in the Certificate of Incorporation, as follows:

Capitalized terms used but not separately defined herein shall have the meanings given to them in the Certificate of Incorporation.

1.     Designation, Amount and Par Value: Series A Convertible Preferred Stock, $0.001 par value (“Series A Preferred Stock”).

(a)     Stated Value.  The stated value of the Series A Preferred Stock shall be $[●] per share (the “Stated Value”), subject to adjustment for stock splits, dividends, combinations and related transactions as set forth herein.

(b)     Number and Designation.  [●] shares of Preferred Stock shall be designated as Series A Preferred Stock, which shall not be subject to increase without the vote or written consent of the holders (each, a “Holder” and collectively, the “Holders”) of a majority of the voting power of the then outstanding Series A Preferred Stock (a “Majority Vote”), unless otherwise specified herein

(c)     Rank.  The Series A Preferred Stock shall rank, with respect to rights upon liquidation, dissolution and winding up, (i) senior to the Common Stock and each other class of capital stock of the Corporation or series of Preferred Stock of the Corporation established hereafter by the Board, the terms of which do not expressly provide that such class or series ranks senior to, or on a parity with, the Series A Preferred Stock as to rights upon liquidation, dissolution and winding up (collectively, “Junior Securities”); (ii) equally with each other class or series of capital stock of the Corporation established hereafter by the Board the terms of which expressly provide that such class or series will rank on equally with the Series A Preferred Stock as to rights upon liquidation, dissolution and winding up (collectively, “Parity Securities”); and (iii) junior to each other class or series of capital stock of the Corporation established hereafter by the Board the terms of which expressly provide that such class or series will rank senior to the Series A Preferred Stock as to rights upon liquidation, dissolution and winding up (collectively, “Senior Securities”).  The definitions of Junior Securities, Parity Securities and Senior Securities shall each also include any rights or options exercisable for or convertible into Junior Securities, Parity Securities and Senior Securities, respectively. The Series A Preferred Stock shall also rank junior to the Corporation’s existing and future indebtedness.

Appendix A

2.     Dividends.

(a) The Corporation shall pay a cumulative preferential dividend (the “Regular Dividend”) on each share of Series A Preferred Stock from the issue date of such share of Series A Preferred Stock, accruing at a rate of 8.0% of the Stated Value per annum (computed on the basis of a 360-day year of twelve 30-day months, accruing daily)), payable in shares of Common Stock semi-annually in arrears on [●] and [●] of each year commencing on [●], 2017, or if any such date is not a business day, on the next succeeding business day (each such date, a “Dividend Payment Date”), to the Holders of record on the preceding [●] and [●] of each year, respectively. For purposes of determining the number of shares of Common Stock issuable to a Holder in connection with any such dividend, the value of a share of Common Stock shall be deemed to be the closing price of the Common Stock on the NASDAQ Capital Market (or such other national securities exchange as the Common Stock may be principally traded on at such time) on the business day immediately preceding the Dividend Payment Date. The Regular Dividend shall begin to accrue and be cumulative on the first day of each applicable Regular Dividend period and shall remain accumulated dividends with respect to such Series A Preferred Stock until paid; provided, that the first Regular Dividend payable with respect to any share of Preferred Stock shall not begin to accrue until the date of original issuance of such share of Preferred Stock. Regular Dividends shall accrue whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends but shall not be payable until legally permissible, as applicable.

3.	Liquidation Preference.

(a) In the event of a Liquidation Event (as defined below), before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, and after and subject to the payment in full of all amounts required to be distributed to the Corporation’s creditors or the holders of Senior Securities, each Holder shall be entitled to receive, pari passu with the holders of Parity Securities, out of the assets of the Corporation or proceeds thereof (whether capital, surplus or earnings) legally available therefor, an amount in cash equal to 100% of the Stated Value (the “Liquidation Preference”) with respect to each share of Series A Preferred Stock held by the Holder; provided, that the Corporation shall provide the Holders with notice of any Liquidation Event at least ten (10) calendar days prior to the record date with respect to such Liquidation Event (or, with respect to any Liquidation Event for which no record date is set, the effective date thereof) and, for the avoidance of doubt, following receipt of such notice, any Holder may exercise such Holder’s voluntary conversion rights in accordance with Section 4(a). If, upon the occurrence of any Liquidation Event, the assets of the Corporation, or proceeds thereof, distributable after payment in full of the Corporation’s creditors and Senior Securities shall be insufficient to pay in full the aggregate Liquidation Preference to all Holders and any Parity Securities, the assets of the Corporation, or the proceeds thereof, shall be distributed among the Holders and any such Parity Securities ratably. For purposes of this Certificate of Designation, the term “Liquidation Event” shall mean, at any time while a share of Series A Preferred Stock is outstanding, (i) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or (ii) the Company, directly or indirectly, in one or more related transactions, (A) effects any merger or consolidation of the Company with or into another person, (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (C) is the subject of any purchase offer, tender offer or exchange offer (whether by the Company or another person) and is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50% or more of the outstanding Common Stock, (D) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (E) consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or “group” (as such term is defined in Section 13(d) of the Exchange Act) whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination), in each case other than any such transaction (1) that does not result in a reclassification, conversion, exchange or cancellation of outstanding Common Stock; (2) which is effected solely to change the Corporation’s jurisdiction of incorporation and results in a reclassification, conversion or exchange of outstanding shares of the Common Stock solely into shares of common stock of the surviving entity; (3) where the voting capital stock of the Corporation outstanding immediately prior to such transaction is converted into or exchanged for voting capital stock of the surviving entity constituting a majority of the outstanding shares of such voting capital stock of such surviving entity immediately after giving effect to such issuance; or (4) that the Holders deem not to be a Liquidation Event by a Majority Vote.

Appendix A

(b) For the avoidance of doubt, the Series A Preferred Stock shall not be convertible into Common Stock after the payment of the Liquidation Preference pursuant to Section 3(a), and the Holders shall not participate in any distribution made to the holders of Common Stock pursuant to the Certificate of Incorporation in connection with such Liquidation Event.

(c) In the event of a Liquidation Event, subject to the rights of the holders of any Senior Securities or Parity Securities, after payment shall have been made in full to the Holders as provided in Section 3(a), any other series or class of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed to holders of capital stock of the Corporation, and the Holders shall not be entitled to share therein.

4.     Conversion Rights.

(a) Voluntary Right to Convert.  At the Holder’s sole option, each share of Series A Preferred Stock may be converted, at any time and from time to time, from and after the date of the Final Closing (as defined in the Subscription Agreements by and between the Company and the Holders (the “Subscription Agreements”) related to Holders’ subscription for the Series A Preferred Stock) (the “Final Closing Date”) into a number of whole shares of Common Stock determined by dividing the Stated Value by the Conversion Price (as defined below).

(b) Mandatory Conversion.  At the Corporation’s sole option, each outstanding share of Series A Preferred Stock may be converted into a number of whole shares of Common Stock, determined by dividing the Stated Value by the Conversion Price, (i) on any date more than 30 trading days after the Original Issuance Date that the thirty-day moving average of the closing price of the Common Stock on the NASDAQ Capital Market (or any other market or exchange where the same is traded) exceeds $[●] per share (subject to adjustment in the manner described herein with respect to the Conversion Price), (ii) upon the Corporation’s receipt of aggregate gross proceeds of at least $10 million in any financing completed after the Original Issue Date or (iii) upon a Majority Vote to convert (any of (i), (ii) or (iii), a “Mandatory Conversion Trigger”).

Appendix A

(c) Conversion Price; Conversion Shares.  The “Conversion Price” of the Series A Preferred Stock shall be $[●], subject to adjustment as described herein. Any shares of Common Stock issuable upon a conversion of Series A Preferred Stock pursuant to Section 4(a) or 4(b) are referred to herein as the “Conversion Shares.”

(d) Mechanics of Conversion.

(i) Voluntary Conversion Mechanics. The Holder will give notice of its decision to exercise its right to convert the Series A Preferred Stock pursuant to Section 4(a) by delivering an executed and completed Notice of Conversion in the form attached as Annex A to this Certificate of Designation to the Corporation in accordance with Section 6(a). The Holder’s election shall be deemed effective upon receipt of a properly completed Notice of Conversion by the Corporation; provided, that if the Notice of Conversion is received by the Corporation after 3:00 p.m. Eastern Time on any day or at any time on a non-business day, it shall be deemed to be received on the following business day (the “Conversion Date”). The Corporation will, or will cause the Corporation’s transfer agent to, transmit the Common Stock certificates (or similar electronic notification) representing such Conversion Shares to the Holder within five (5) business days after receipt by the Corporation of the properly completed Notice of Conversion and the certificate(s) representing the converted shares of Series A Preferred Stock (the “Delivery Date”). A new Series A Preferred Stock certificate representing any shares of Series A Preferred Stock not converted will also be provided by the Corporation promptly following the Conversion Date.  To the extent a Holder elects not to surrender its Series A Preferred Stock for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Corporation against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount of the Series A Stated Value then owned by the Holder. Shares of Series A Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

(ii) Mandatory Conversion Mechanics. The Corporation shall effect a mandatory conversion pursuant to Section 4(b) by providing the Holders with written notice as provided in Section 6(a) and (i) stating that the Mandatory Conversion Trigger has been satisfied, (ii) specifying the then applicable Conversion Price, the aggregate number of shares of Series A Preferred Stock outstanding, and the aggregate number of Conversion Shares to be issued in connection with such conversion, and (iii) the date on which such conversion will be effective (the “Mandatory Conversion Date”). The calculations and entries set forth in the Corporation’s notice shall control in the absence of manifest or mathematical error. From and after the date of such notice, the shares of Series A Preferred Stock shall be null and void and only represent the right to receive the applicable number of Conversion Shares. The Corporation shall issue the Conversion Shares promptly following surrender by a Holder of the certificate(s) representing the converted shares of Series A Preferred Stock to the Corporation.

(iii) Date of Conversion. In the case of the exercise of the conversion rights set forth in Section 4(a) or 4(b), the record date for such conversion shall be the Conversion Date or the Mandatory Conversion Date, respectively, and the record Holder as of such date shall be entitled to receive the corresponding Conversion Shares.

(v) Adjustments. Upon the conversion of any shares of Series A Preferred Stock, no adjustment or payment shall be made with respect to the corresponding Conversion Shares on account of any cash dividend paid to the holders of Common Stock after the Original Issuance Date.

(vi) Fractional Shares. The Corporation shall not be required, in connection with any conversion of Series A Preferred Stock, to issue any fractional shares of Series A Preferred Stock or any fractional Conversion Shares and may, in each case, at the Company’s discretion, pay the Holder such amount in cash or deliver an additional whole share in lieu thereof.

Appendix A

(e) Limitations of Conversion. Notwithstanding anything to the contrary contained herein, the number of Conversion Shares that may be acquired by the Holder upon conversion of the Series A Preferred Stock (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  The Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the beneficial ownership limitations provision of this Section, provided that the beneficial ownership limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock held by the Holder and the provisions of this Section shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor Holder.

(f) Stock Dividends and Splits. If the Corporation, at any time after the first date of issue of the Series A Preferred Stock (the “Original Issuance Date”) and while at least one share of Series A Preferred Stock is outstanding: (i) pays a dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of the Series A Preferred Stock or any debt securities), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which (x) the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and (y) the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this section shall become effective immediately after the effective date of the applicable event described in subsections (i) through (iv) above.

Appendix A

(g) Subsequent Equity Sales.   Other than in connection with Exempt Issuances (as defined below), if at any time prior to the three year anniversary of the Original Issuance Date, the Corporation shall issue in any offering at least $10 million of Common Stock or securities convertible into or exercisable for shares of Common Stock to any person or entity at a price per share or conversion or exercise price per share (the “Dilutive Issuance Price”) which is less than the purchase price for the Series A Preferred Stock (as set forth in the Subscription Agreement), the Corporation shall substantially concurrently issue to each Holder a number of shares of Common Stock equal to the difference between: (x) the number of shares of Common Stock the Holder’s shares of Series A Preferred Stock would be convertible into if the Conversion Price were equal to 105% of the Dilutive Issuance Price and (y) the number of shares of Common Stock such Holder’s shares of Series A Preferred Stock are convertible into immediately prior to such dilutive issuance, rounded up to the nearest whole share; provided, that the foregoing shall only apply with respect to the first such offering by the Corporation after the Original Issue Date. As used herein “Exempt Issuance” means the issuance of (i) Common Stock, warrants or options to employees, officers, consultants or directors of the Corporation pursuant to any stock, warrant or option plan or agreement duly adopted for such purpose on or before the Original Issue Date by the Board of Directors of the Corporation or a majority of the members of a committee of directors established for such purpose, (ii) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding as of the Original Issue Date, provided that the terms of such securities have not been amended since the Original Issue Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities; (iii) shares of Common Stock, or securities convertible or exercisable into shares of Common Stock, that would result in an adjustment to the Conversion Price pursuant to the terms hereof (including the issuance of securities to the Corporation’s shareholders as a dividend or other distribution); (iv) securities as consideration for any acquisition of all or any portion of the equity interest, assets, properties or business of any third party who is not an affiliate of the Corporation (including through a merger, consolidation or other business combination), (v) securities as consideration for the initial capitalization of a joint venture or similar strategic arrangement with any third party who is not an affiliate of the Corporation and (vii) securities to lenders or financial institutions as an “equity kicker” in connection with any borrowings or credit arrangements that are approved by the Board.

(h) Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(i) Reservation of Shares.  The Corporation covenants and agrees that any Conversion Shares issued upon the conversion of the Series A Preferred Stock will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for issuance of the Conversion Shares upon the conversion of the Series A Preferred Stock.

(j) Payment of Taxes.  The Corporation and its paying agent shall be entitled to withhold taxes on all payments on the Series A Preferred Stock and Conversion Shares to the extent required by law. Prior to the date of any such payment, each Holder shall deliver to the Corporation or its paying agent a duly executed, valid, accurate and properly completed Internal Revenue Service Form W-9 or an appropriate Internal Revenue Service Form W-8, as applicable. The Corporation shall pay any and all documentary, stamp and similar issue or transfer tax due on (A) the issue of the Series A Preferred Stock and (B) the issue of Conversion Shares; provided, however, in the case of any conversion of Series A Preferred Stock, the Corporation shall not be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of Conversion Shares in a name other than that of the Holder of the shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or duty, or has established to the satisfaction of the Corporation that such tax or duty has been paid.

Appendix A

(k) Buy-In. If, following receipt by the Corporation of a duly executed and properly completed conversion notice from a Holder, the Corporation fails, prior to the applicable Delivery Date, to, at its option, (i) deliver to such Holder the applicable certificate or certificates or (ii) cause its transfer agent to credit the account of such Holder or such Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, and if after such Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm is required to purchase, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue (or, if less, the number of shares actually delivered in satisfaction of such sale) multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series A Preferred Stock equal to the number of shares of Series A Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

5.	Voting Rights.

(a) Except as otherwise provided herein or as required by law, Holders shall be entitled to vote with the holders of shares of Common Stock (and any other class or series that may similarly be entitled to vote with the holders of Common Stock) and not as a separate class, at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the holders of Common Stock. In the event of any such vote or action by written consent, each Holder shall be entitled to that number of votes equal to the whole number of shares of Conversion Shares into which the aggregate number of shares of Series A Preferred Stock held of record by such Holder would be convertible pursuant to Section 4(a) hereof as of the close of business on the record date fixed for such vote or such written consent; provided, that solely for purposes of this Section 5(a), as of any date of determination, the Conversion Price shall be deemed to be the greater of (i) the Conversion Price and (ii) the closing price of the Common Stock as reported by NASDAQ on the date of the applicable Closing (as defined in the Subscription Agreements) with respect to such shares of Series A Preferred Stock. The Holders shall be entitled to notice of any meeting of stockholders in accordance with the bylaws of the Corporation (the “Bylaws”).

(b) In addition to any other vote or consent required herein or by applicable law, for as long as fifty percent (50%) of the shares of Series A Preferred Stock outstanding as of immediately after the Final Closing, a Majority Vote shall be necessary for effecting or validating the following actions:

Appendix A

(i) amending the Corporation’s certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of the Holders;

(ii) increase or decrease (other than by conversion) the authorized number of the Series A Preferred Stock; provided however that the Company may authorize and issue up to [●] additional shares of Series A Preferred Stock in the event the Maximum Offering Amount (as defined in the Subscription Agreements) is increased in the manner provided in the Subscription Agreements;

(iii) amend this Certificate of Designation;

(iv) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, common stock equivalents or Junior Securities; or

(v) enter into any agreement or understanding with respect to any of the foregoing.

(c) For the avoidance of doubt, in addition to any other vote or consent required or permitted hereby, the Holders may waive any rights under this Certificate of Designation pursuant to a Majority Vote.

6.	Miscellaneous.

(a) Notices.  All notices or communications in respect of the Series A Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, sent in portable document format (“pdf”) via electronic mail, or if given in such other manner as may be permitted in this Certificate of Designation, the Certificate of Incorporation, the Corporation’s Bylaws, as amended, or by applicable law or regulation. Notwithstanding the foregoing, if the Series A Preferred Stock is issued in book-entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the Holders in any manner permitted by such facility.

(b) Lost or Mutilated Preferred Stock Certificate.  If any certificate or instrument evidencing any shares of Series A Preferred Stock is mutilated, lost, stolen or destroyed, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Corporation may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

(c) Severability.  If any term of the Series A Preferred Stock (or part thereof) set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms (or parts thereof) set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein (or parts thereof) set forth will be deemed dependent upon any other such term unless so expressed herein.

Appendix A

(e) Headings.  The headings of the paragraphs of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

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Appendix A

IN WITNESS WHEREOF, Diffusion Pharmaceuticals Inc. has caused this Certificate of Designation to be duly executed by the undersigned authorized officer on the _____ day of _______, 201__.

DIFFUSION PHARMACEUTICALS INC.

By:          _________________________________

David G. Kalergis, Chief Executive Officer

Diffusion Pharmaceuticals Inc.

2020 Avon Court, Suite 4

Charlottesville, Virginia 22902

 Appendix A

ANNEX A

NOTICE OF CONVERSION

(To Be Executed By the Registered Holder in Order to Convert Shares of Series A Convertible Preferred Stock of Diffusion Pharmaceuticals Inc. into Shares of Common Stock of Diffusion Pharmaceuticals Inc.)

The undersigned hereby irrevocably elects to convert $______________ of the Stated Value of the above Series A Convertible Preferred Stock into shares of Common Stock of Diffusion Pharmaceuticals Inc. pursuant to the terms and conditions of the Certificate of Designation with respect thereto, as of the date written below.

Date of Conversion:

Applicable Conversion Price per Share:

Number of Common Shares Issuable Upon This Conversion:

Select one:

□

A Series A Convertible Preferred Stock certificate is being delivered to Diffusion Pharmaceuticals Inc. herewith.  The unconverted portion of such certificate should be reissued and delivered to the undersigned.

□	A Series A Convertible Preferred Stock certificate is not being delivered to Diffusion Pharmaceuticals Inc. herewith.

Signature:

Print Name:

Address:

This Notice of Conversion Should Be Delivered to:

Diffusion Pharmaceuticals Inc.

2020 Avon Court, Suite 4

Charlottesville, Virginia 22902

APPENDIX B

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof by and between Diffusion Pharmaceuticals Inc., a Delaware corporation (the “Company”) and the undersigned investor in the Offering (as defined below) (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Company is conducting a private offering (the “Offering”) consisting of up to an aggregate of [●] shares of the Company’s Series A convertible preferred stock, par value $0.001 per share (the “Preferred Stock”), at a purchase price equal to $[●] per share (the “Purchase Price”), each share of Preferred Stock being convertible into a share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a conversion price of $[●] per share, subject to adjustment; 1

WHEREAS, in connection with a purchase of shares of Preferred Stock, each investor in the Offering will receive a five-year warrant (the “Warrant”, and collectively with the Preferred Stock, the “Securities”) to purchase one (1) share of Common Stock of the Company for each share of Preferred Stock purchased by such investor in the Offering at an exercise price equal to $[Purchase Price x 110%] per share, subject to adjustment thereunder;

WHEREAS, the Company has engaged Maxim Group LLC to act as the sole placement agent for the Offering (the “Placement Agent”);

WHEREAS, the aggregate gross proceeds from the Offering shall be up to a maximum offering amount of $15,000,000 (the “Maximum Offering Amount”), which may be increased to $25,000,000 at the discretion of the Placement Agent and the Company without prior notice to the investors in the Offering;

WHEREAS, the Offering is being made through the Placement Agent on a “commercially reasonable best efforts” basis to a limited number of “accredited investors” (as that term is defined by Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), by the Securities and Exchange Commission (the “SEC”)) to attain the Maximum Offering Amount;

WHEREAS, the Subscriber desires to purchase such number of shares of Preferred Stock (together with the associated Warrants) as set forth on the signature page hereof;

WHEREAS the Subscriber’s subscription for Securities will be made in accordance with and subject to the terms and conditions of this Agreement and the Company’s Confidential Private Placement Memorandum dated [●], 201[●], together with all amendments thereof and supplements and exhibits thereto, including the documents incorporated by reference therein, and as any of the foregoing may be amended from time to time (the “Memorandum”); and

1      NTD: As described further in the proxy statement, in the event the proposal to increase the number of authorized shares of Preferred Stock does not pass, deal terms will need to be amended to make proportional changes to number of shares being issued, purchase price, conversion rate and warrant coverage.

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement, and performing the transactions contemplated hereby including the sale and purchase of the Securities, in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER

1.1     Subject to the terms and conditions hereinafter set forth (including Section 1.19 hereof) and as set forth in the Memorandum, the Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, such number of shares of Preferred Stock as is set forth on the signature page hereof (and a corresponding number of Warrants). The aggregate Purchase Price is payable by wire transfer, to be held in escrow until the applicable Closing (as defined below), to [●], in its capacity as the escrow agent for the Offering (the “Escrow Agent”), as follows:

Bank:	[●]
ABA Number:	[●]
Account #:	[●]
Account Name:	[●]

1.2     The Subscriber understands, acknowledges and agrees that, except as otherwise set forth in Section 3.2 or otherwise required by law, once irrevocable, (i) the Subscriber is not entitled to cancel, terminate or revoke his, her or its subscription pursuant to this Agreement or any other obligations of the Subscriber hereunder and (ii) this Agreement and the Subscriber’s obligations hereunder shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of each of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments of the Subscriber in this Agreement shall be deemed to be made by and be binding upon each such person and his, her, its or their heirs, executors, administrators, successors, legal representatives and permitted assigns

1.3     The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company requires substantial funds in addition to the proceeds of the Offering in order to fund its operations and the development of its product candidates; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Subscriber may not be able to liquidate the Subscriber’s investment in the Securities; (d) transferability of the Securities including, if and when issued, the shares of Common Stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”) and/or exercise of the Warrants (the “Warrant Shares” and collectively with the Conversion Shares, the “Underlying Shares”) may be extremely limited or restricted by applicable law; (e) in the event of a future disposition of the Securities (or any securities issuable upon conversion and/or exercise of the Securities), the Subscriber could sustain the loss of the Subscriber’s entire investment; (f) the Company has not paid any dividends since its inception, does not anticipate paying any dividends in the near future and any future dividends will be subject to the discretion of and approval by the Company’s board of directors; and (g) each of the other risks set forth in or incorporated by reference into the “Risk Factors” section of the Memorandum, which are incorporated herein by reference.

1.4     At the time such Subscriber was offered the Securities, the Subscriber was, and as of the date hereof is, and on the date on which it exercises any Warrants or converts any shares of Preferred Stock, it will be, an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act. The Subscriber hereby represents and warrants to the Company that the Subscriber’s responses to the investor questionnaire substantially in the form attached as Exhibit A to this Agreement (the “Purchaser Questionnaire”) are true, correct and complete in all respects.

1.5     The Subscriber hereby acknowledges, represents and warrants that (a) the Subscriber has adequate means of providing for the Subscriber’s current financial needs and contingencies; (b) the Subscriber has knowledge and experience in business and financial matters, prior investment experience (including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange), or employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read and review all of the documents furnished or made available by the Company to the Subscriber, to evaluate the merits and risks of an investment in the Securities on the Subscriber’s behalf; (c) the Subscriber is able to bear the economic risk that the Subscriber assumes by investing in the Securities; and (d) the Subscriber can afford a complete loss of the Subscriber’s investment in the Securities.

1.6     The Subscriber hereby (i) acknowledges receipt and careful review of this Agreement, the Memorandum, the certificate of designations substantially in the form attached hereto as Exhibit B to be filed with the Secretary of State of the State of Delaware for the Preferred Stock, the form of Warrant attached hereto as Exhibit [●] and all other exhibits, annexes and appendices thereto (collectively, the “Offering Materials”), and has had access to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (collectively with the exhibits thereto and as amended, the “Form 10-K”), each of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2016, June 30, 2016 and March 31, 2016 (collectively with the exhibits thereto and as amended, the “Form 10-Qs”) and the other periodic, current and other reports filed or furnished by the Company pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Sections 13(a) or 15(d) thereof, as publicly filed and available on the website of the SEC (such materials, collectively, the “SEC Reports”) and (ii) hereby represents that the Subscriber has been furnished by the Company with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering; provided, however, that no investigation performed by or on behalf of the Subscriber shall limit or otherwise affect its right to rely on the representations and warranties of the Company expressly contained herein.

1.7     (a)     In making the decision to invest in the Securities, the Subscriber has relied solely upon the information provided by the Company in this Agreement and the Memorandum. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than this Agreement and the Memorandum and the results of Subscriber’s own independent investigation.

(b)     The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Securities by the Company or the Placement Agent (or another person whom the Subscriber believed to be an authorized agent or representative thereof with whom the Subscriber had a prior substantial pre-existing relationship), (ii) the Subscriber did not learn of the Offering by means of any form of general solicitation or general advertising, (iii) the Subscriber did not receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, with respect to the Offering and (iv) the Subscriber did not attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising with respect to the Offering.

1.8     The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC or any state regulatory authority and that the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to the exemption therefrom provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Subscriber understands that the Securities (including any Underlying Shares issuable upon the conversion and/or exercise of the Securities) have not been and will not be registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities and any Underlying Shares unless and until they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or pursuant to an available exemption therefrom. The Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment purposes and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Subscriber to hold the Securities for any particular length of time and the Company acknowledges that the Subscriber shall at all times retain the right to dispose of the Securities as it may determine in its sole discretion, subject to any restrictions imposed by applicable law. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

1.9     The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities and, if and when issued, the Underlying Shares, that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

1.10     The Subscriber hereby represents that the address of the Subscriber set forth on the signature page hereto is the Subscriber’s principal residence if the Subscriber is an individual or its principal business address if the Subscriber is an entity.

1.11     The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) or capacity, as applicable, to execute and deliver this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.12     If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.13     The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, the Subscriber must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in the Subscriber’s Purchaser Questionnaire.

1.15 To effectuate the terms and provisions of this Agreement, the Subscriber hereby appoint the Placement Agent as its attorney-in-fact (and the Placement Agent hereby accepts such appointment) for the purpose of carrying out the provisions of the Escrow Agreement by and between the Company, the Placement Agent and the Escrow Agent (the “Escrow Agreement”) including, without limitation, taking any action on behalf of, or at the instruction of, the Subscriber and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that the Placement Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof or thereof. All acts done under the foregoing authorization are hereby ratified and approved and neither the Placement Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct. This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

1.16     The Subscriber agrees not to issue any public statement with respect to the Offering, Subscriber’s investment or proposed investment in the Company or the terms of this Agreement or any other agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

1.17 The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before the applicable Closing (as defined below) notwithstanding prior receipt by the Subscriber of notice of acceptance by the Company of the Subscriber’s subscription.

1.18 The Subscriber acknowledges and agrees that (i) the information contained in the Offering Materials or otherwise made available to the Subscriber by the Company in connection with the Offering is confidential and non-public and (ii) all such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this Agreement) nor disclosed to any third party for any reason, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that (a) the Subscriber may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Subscriber with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality to the Subscriber no less restrictive than the restrictions contained in this Section 1.18, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) after the date hereof or (iii) is received from a third party that is not under any obligation of confidentiality with respect to such information.

1.19     Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Subscriber’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire the Securities. The Subscriber agrees to supply the Company, within five (5) days after the Subscriber receives the request therefor from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable for purposes of making such determination.

1.20 The Subscriber understands that Rule 144 promulgated under the Securities Act (“Rule 144”) requires, among other conditions, a minimum holding period of six-months prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Securities Act or any state securities or “blue sky” laws or to assist the Subscriber in obtaining an exemption from any such registration requirements.

1.21 The Subscriber agrees to hold the Company and its directors, officers, employees, controlling persons and agents (including the Company’s legal counsel and the Placement Agent and its managers, members, officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless from and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Subscriber contained in this Agreement (including Article VII) or breach of any warranty by the Subscriber contained in this Agreement or in any exhibits attached hereto; (ii) any untrue statement of a material fact made by the Subscriber contained herein; or (iii) after any applicable notice and/or cure periods, any breach or default in performance by the Subscriber of any covenant or undertaking to be performed by the Subscriber hereunder, or pursuant to any other Offering Materials entered into by the Company and Subscriber relating hereto. Notwithstanding the foregoing, in no event shall the liability of the Subscriber hereunder be greater than the aggregate Purchase Price paid for the Securities by the Subscriber as set forth on the signature page hereto.

1.22 If the Subscriber is an entity, upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the due authority of the signatory to this Agreement.

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber, as of the date of this Agreement (other than representations and warranties that relate to a specific date, which are given as of such date) and except as set forth in the Memorandum or in the SEC Reports, as follows:

2.1     Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and assets as currently owned and conduct its business as currently conducted. Each of the Company’s wholly-owned subsidiaries (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or equivalent organizational or charter documents, including, but not limited to the Company’s Certificate of Incorporation, as amended (the “COI”), or the Company’s Bylaws, as amended (the “Bylaws,” and collectively with the COI, the “Charter Documents”). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a material adverse effect on (i) the legal and valid issuance of the Securities, (ii) the enforceability of this Agreement against the Company or the Company’s ability to perform, its obligations hereunder, or (iii) the results of operations, assets, business and financial condition of the Company and its Subsidiaries, taken as a whole (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2     Capitalization and Voting Rights. As of [●], the Company was authorized to issue 1,000,000,000 shares of Common Stock, of which, [●] shares were issued and outstanding, and [●] shares of preferred stock were authorized. As of the date hereof, (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, (ii) no holder of securities of the Company or any Subsidiary is entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of the Offering, (iii) there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (iv) neither the Company nor any Subsidiary has any outstanding stock appreciation rights, “phantom stock” plans or any similar plan or agreement; and (v) there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or any Subsidiary or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue any shares of capital stock of the Company or any Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or any Subsidiary. Other than restrictions imposed by applicable law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Charter Documents or any material agreement or other instrument to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and the shares of capital stock of the Subsidiaries are owned by the Company, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”). All of the Company’s outstanding capital stock has been issued in accordance with the applicable provisions of the Securities Act and any other applicable securities laws. The issuance and sale of the Securities, as contemplated hereby, will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than other investors in the Offering) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding Company security. The Company does not have outstanding stockholder purchase rights or “poison pill” or (any arrangement granting substantially similar rights) in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of the transactions contemplated hereby.

2.3     Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Securities and, if and when issued, the Underlying Shares, has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances other than restrictions on transfer provided for in the Offering Materials. The Underlying Shares, when issued in accordance with the terms of the applicable Offering Materials, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer provided for in the Offering Materials. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the conversion of the Preferred Stock and the exercise of the Warrants.

2.4     No Conflict; Governmental Consents.

(a)     The execution and delivery by the Company of this Agreement, the issuance and sale of the Securities (including, if and when issued, the Underlying Shares) and the consummation of the other transactions contemplated hereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to the Company, except in each case as would not have a Material Adverse Effect, (ii) conflict with or violate any provision of the Charter Documents, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any Material Contract (as defined below) to which the Company or any Subsidiary is a party or by which any of them is bound, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company or any Subsidiary.

(b)     No approval by the holders of Common Stock, or other equity securities of the Company, is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Underlying Shares, except as has been previously obtained.

(c)     No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Underlying Shares, except such post-sale filings as may be required to be made with the SEC, FINRA, NASDAQ and with any state or foreign blue sky or securities regulatory authority, all of which shall be made when required.

2.5     SEC Reports; Financial Statements. The Company has filed all SEC Reports required to be filed by it under the Securities Act and the Exchange Act since January 8, 2016 (the “Reference Date”) (or such shorter period as the Company was required by law to file such reports) (the “2016 SEC Reports”) on a timely basis, or timely filed a valid extension of such time of filing and has filed the 2016 SEC Reports prior to the expiration of any such extension. As of their respective dates, the 2016 SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the 2016 SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the 2016 SEC Reports (the “2016 Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. The 2016 Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the footnotes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.6     Regulatory Permits; Licenses. The Company and the Subsidiaries possess all certificates, authorizations, licenses and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports and the Memorandum (“Material Permits”), except where the failure to possess such Material Permits would not have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of any action, arbitration, claim, hearing, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before any federal, state, local or foreign government or any court of competent jurisdiction, administrative or regulatory body, agency, bureau, or commission in any domestic or foreign jurisdiction, any appropriate division of any of the foregoing or any arbitrator, or other legal action (each, a “Proceeding”) relating to the revocation or modification of any Material Permit.

2.7     Litigation. There are no pending or, to the Company’s knowledge, threatened Proceedings against the Company or any Subsidiary which would have a Material Adverse Effect. Neither the Company nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries taken as a whole. There is no Proceeding by the Company or any Subsidiary currently pending in any court or before any arbitrator or that the Company or any Subsidiary intends to initiate. None of the Company, any Subsidiary or any director or officer thereof is, or since the date of the filing of the Form 10-K has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There is no pending or, to the Company’s knowledge, contemplated investigation by the SEC involving the Company or any current director or officer of the Company.

2.8     Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

2.9     Brokers. Except for the Placement Agent, neither the Company nor any of the Company's officers, directors or employees has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing on behalf of the Company to any broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement.

2.10     Intellectual Property; Employees.

(a)     The Company owns or possesses all material legal rights to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as presently conducted (collectively, the “Intellectual Property Rights”). There are no material outstanding options, licenses or agreements of any kind relating to the Company’s Intellectual Property Rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the Intellectual Property Rights of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. Since the Reference Date, the Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently conducted, would violate any Intellectual Property Rights of any other person or entity. The Company and its Subsidiaries have taken reasonable measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, have a Material Adverse Effect

(b)     The Company is not aware of any obligation on the part of any Company Employee under any contract (including licenses, covenants or commitments of any nature), other agreement or judgment, decree or order of any court or administrative agency, that would materially adversely interfere with such employee’s duties to the Company or that would conflict with the Company’s business as presently conducted.

(c)     To the Company’s knowledge, (i) no employee of the Company, or any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company and (ii) the continued employment by the Company of its employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation. Since the Reference Date, the Company has not received any written notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company except as would not have a Material Adverse Effect. To the Company’s knowledge, no officer or key employee intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate any such employee.

2.11     Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets and good title to its leasehold estates.

2.12     Obligations to Related Parties. There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements under the Company’s equity plans). None of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary (other than as holders Company securities and for services as employees, officers and directors) required to be disclosed under applicable SEC rules and regulations.

2.13     Material Changes. Since the Reference Date, (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to generally accepted accounting principles or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock compensation plans. The Company does not have pending before the SEC any request for confidential treatment of information.

2.14     Compliance. The Company is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.

2.15     No General Solicitation. Assuming the accuracy of the Placement Agent’s representations in the placement agency agreement to be entered into by the Company and the Placement Agent, none of the Company, its Subsidiaries, any of its or their affiliates, or any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the Offering.

2.16     Private Placement; No Integrated Offering. Assuming the accuracy of the Subscriber’s representations and warranties set forth in this Agreement, no registration under the Securities Act is required for the offer or sale of the Securities by the Company as contemplated hereby. Assuming the accuracy of the Placement Agent’s representations in the placement agency agreement to be entered into by the Company and the Placement Agent, none of the Company, its Subsidiaries, any of its or their affiliates, or any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security, solicited any offers to buy any security or taken any other action, which, under the circumstances would require such registration or cause this Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or the listing rules of the NASDAQ Capital Market.

2.17     Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Charter Documents or the laws of the State of Delaware that otherwise would be applicable as a result of the Subscriber and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company's issuance of the Securities and the Subscriber' ownership of the Securities.

2.18     Taxes. Since the Reference Date (i) the Company and each of its Subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects, except for such failures to file which would not have a Material Adverse Effect, (ii) the Company and each of its Subsidiaries has paid all taxes required to be paid pursuant to such returns or pursuant to any assessments received by any of them, and have withheld any amounts which any of them are obligated to withhold from amounts owing to any employee, creditor or third party and (iii) the Company and each of its Subsidiaries has properly accrued all taxes required to be accrued and/or paid pursuant to applicable law, except where the failure to accrue would not have a Material Adverse Effect. To the knowledge of the Company, the tax returns of the Company and its Subsidiaries are not currently being audited by any state, local or federal authorities. Neither the Company nor any of its Subsidiaries has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

2.19     Registration Rights. Other than the Placement Agent, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

2.20     Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except for in connection with the listing of the Common Stock being moved from the OTCQX to the NASDAQ Capital Market effective November 9, 2016, the Company has not, since the Reference Date, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is in material compliance with the continued listing requirements of the NASDAQ Capital Market.

2.21     Material Contracts. The SEC Reports contain all material contracts, agreements, commitments, arrangements, leases, policies or other instruments to which either the Company or any of its Subsidiaries is a party or by which any of them is bound, which are required to be filed pursuant to the Securities Act or the Exchange Act (the “Material Contracts”). The Material Contracts are valid and in full force and effect, enforceable against the Company and any of the Subsidiaries party thereto and, to the Company’s knowledge, against the other parties thereto. Neither the Company nor any Subsidiary is in violation of, or default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), any Material Contract. To the Company’s knowledge, none of the other parties to any Material Contract are in violation of or default under any Material Contract in any material respect. Neither the Company nor any Subsidiary has received any notice of cancellation or any written communication threatening cancellation of any Material Contract which is currently in effect by any other party thereto.

2.22     Contributions. Neither the Company nor any Subsidiary has directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

2.23     Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Offering Materials, the Company confirms that neither it nor any other person acting on its behalf has provided the Subscriber or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Subscriber will rely on the foregoing representation in effecting transactions in securities of the Company.

2.24     Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, employee or affiliate of the Company or any Subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

2.25     No Disqualification Events.  With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

2.26     Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

III.	TERMS OF SUBSCRIPTION

3.1     The Securities will be offered for sale until the earliest of (i) the date upon which subscriptions for the Maximum Offering Amount offered hereunder have been accepted by the Company, (ii) the date the Offering is terminated by the Company and (iii) [●], subject to the right of the Company and the Placement Agent to extend the Offering for an additional thirty (30) day period without prior notice to the investors in the Offering (the “Termination Date”). The Placement Agent is acting in such capacity with respect to the Offering on a “commercially reasonable best efforts” basis for the Maximum Offering Amount.

3.2     The Company may, in its discretion at any time prior to the Termination Date, hold an initial closing (“Initial Closing”) and, at any time and from time to time after the Initial Closing, may hold subsequent closings (each such closing, including the Initial Closing, a “Closing,” and the final such Closing, the “Final Closing”), in each case, with respect to any Securities for which subscriptions have been accepted prior to such date. In the event that (i) the Initial Closing does not occur prior to the Termination Date or (ii) this Agreement or the aggregate Purchase Price owed with respect to the Securities purchased by the Subscriber pursuant hereto is received after the Final Closing, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The Subscriber may revoke its subscription and obtain a return of the subscription amount paid to the Escrow Account at any time before the date of the Initial Closing by providing written notice to the Placement Agent, the Company and the Escrow Agent as provided in Section 6.1 below. Upon receipt of a revocation notice from the Subscriber prior to the date of the Initial Closing, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The Subscriber may not revoke this subscription or obtain a return of the subscription amount paid to the Escrow Agent on or after the date of the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

3.3     The minimum purchase that may be made by any prospective investor shall be $50,000. Subscriptions for investment below the minimum investment may be accepted at the discretion of the Placement Agent and the Company. The Company and the Placement Agent reserve the right to reject any subscription made hereby, in whole or in part, in their sole discretion.

3.4     The Placement Agent and the Company may increase the Maximum Offering Amount to $25,000,000 without prior notice to the Subscriber.

3.5     Prior to the applicable Closing for the Securities purchased pursuant hereto, funds representing the aggregate Purchase Price for such Securities shall be deposited in the Escrow Account.

3.6     Certificates representing the Preferred Stock and the Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber as soon as practicable following the applicable Closing (but in no event later than five (5) business days after the applicable Closing). The Subscriber hereby authorizes and directs the Company to deliver certificates representing the Securities purchased by the Subscriber pursuant to this Agreement directly to the Subscriber’s address indicated on the signature page hereto.

3.7     The Company’s agreement with each investor in the Offering, including the Subscriber, is a separate agreement and the sale of the Securities to each investor in the Offering, including the Subscriber, is a separate sale.

IV.	CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

4.1     The Subscriber’s obligation to purchase the Securities at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

(a)     Representations and Warranties; Covenants. The representations and warranties made by the Company in Section 2 shall be true and correct (without giving effect to any “Material Adverse Effect,” “material,” “materially” or similar materiality qualifications therein, other than Section 2.13(i)) in all material respects as of the date hereof and as of the Closing Date, except for those representations and warranties which expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (without giving effect to any “Material Adverse Effect”, “material”, “materially” or other similar materiality qualification therein). All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)     No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)     No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(d)     No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed or quoted for trading on the Company’s principal trading market.

(e)     Legal Opinion. The Company’s corporate counsel shall have delivered a legal opinion addressed to Placement Agent in a form reasonably acceptable to the Placement Agent.

(f)     Notice of Disqualification Events. The Company will notify the Purchasers and the Placement Agent in writing, prior to the Closing Date, of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware..

V.	COVENANTS OF THE COMPANY

5.1     Listing of Securities. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other trading market, it will include in such application the Underlying Shares, and will take such other action as is necessary or desirable to cause the Underlying Shares to be listed on such other trading market as promptly as possible, (ii) it will comply in all material respects with the Company’s reporting, filing and other obligations under the Charter Documents or rules of the principal trading market of the Common Stock and (iii) for so long as the Board of Directors determines that it remains advisable and in the Company’s best interest, the Company will take all commercially reasonable action necessary to continue the listing and trading of its Common Stock on a trading market.

5.2     Reservation of Shares. The Company shall at all times while the Preferred Stock and the Warrants are outstanding maintain a reserve from its duly authorized shares of Common Stock of a number of shares of Common Stock sufficient to allow for the issuance of the Underlying Shares.

5.3     Replacement of Certificates. If any certificate or instrument evidencing any Securities or the Underlying Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.4     Furnishing of Information. The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Subscriber and make publicly available in accordance with Rule 144(c) such information as is required for the Subscribers to be able to sell the Securities under Rule 144 within the requirements provided thereby. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time, to enable such person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

5.5     Securities Laws; Publicity. The Company shall (a) by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby and (b) file a Current Report on Form 8-K, including the Offering Materials as exhibits thereto (to the extent any information contained therein is material, non-public information), with the SEC within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Subscriber (other than any Subscriber who has a representative on the Company’s board of directors or who is an employee of the Company) that it shall have publicly disclosed all material, non-public information delivered to any Subscriber by the Company or any of its Subsidiaries or any of its or their respective officers, directors, employees or agents in connection with the transactions contemplated by the Offering Materials. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and the Subscriber or any of its Affiliates on the other hand, shall terminate. The Company and the Placement Agent shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of such Subscriber, except: (a) as required by federal securities law in connection with the filing of any Offering Materials (including signature pages thereto) with the SEC and (b) to the extent such disclosure is otherwise required by law, in which case the Company shall, if permitted by applicable law, provide the Subscriber with prior notice of such disclosure permitted under this clause (b).

5.6     Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof promptly upon request of the Subscriber. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Subscriber at the Closing under applicable securities or “blue sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Subscriber.

5.7     Equal Treatment of Subscribers. No consideration (including any modification of any Offering Materials) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Offering Materials unless the same consideration is also offered to all of the investors in the Offering, including the Subscriber.

5.8      Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Offering Materials, the Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Subscriber shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

5.9     Indemnification of Purchasers. Subject to the provisions of this Section 5.9, the Company will indemnify and hold each Subscriber and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Subscriber Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable and documented attorneys’ fees and costs of investigation that any such Subscriber Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Offering Materials or (b) any action instituted against the Subscriber Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Subscriber Party, with respect to any of the transactions contemplated by the Offering Materials (unless such action is based upon a breach of such Subscriber Party’s representations, warranties or covenants under the Offering Materials or any agreements or understandings such Subscriber Party may have with any such stockholder or any violations by such Subscriber Party of state or federal securities laws or any conduct by such Subscriber Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Subscriber Party in respect of which indemnity may be sought pursuant to this Agreement, such Subscriber Party shall promptly, and in no event later than ten (10) days after such Subscriber’s receipt of notice of such action, notify the Company in writing, and the Company shall have the right to participate in or assume the defense thereof with counsel of its own choosing reasonably acceptable to the Subscriber Party. Any Subscriber Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Subscriber Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Subscriber Party, in which case the Company shall be responsible for the reasonable and documented fees and expenses of no more than one such separate counsel. The Company will not be liable to any Subscriber Party under this Agreement (y) for any settlement by a Subscriber Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Subscriber Party’s breach of any of the representations, warranties, covenants or agreements made by such Subscriber Party in this Agreement or in the other Offering Materials. The indemnification required by this Section 5.8 with respect to expenses shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Subscriber Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

5.10     Use of Proceeds. The Company shall use the net proceeds from the Offering for the purposes set forth in the Offering Materials.

VI.	MISCELLANEOUS

6.1     Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, delivered by hand against written receipt therefor, or sent in portable document format (“pdf”) via electronic mail, addressed as follows:

if to the Company, to it at:

Diffusion Pharmaceuticals Inc.

2020 Avon Court, Suite 4

Charlottesville, Virginia 22902

Attn: David Kalergis, Chief Executive Officer

Email: dkalergis@diffusionpharma.com

With a copy to (which shall not constitute notice):

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Attn: David Rosenthal, Esq.

Email: david.rosenthal@dechert.com

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

With a copy to (which shall not constitute notice):

Attn:

Email:

if to the Escrow Agent, to it at:

[ESCROW AGENT]

[●]

[●]

Attn: [●]

Email: [●]

6.2     Notices shall be deemed to have been given or delivered (i) on the third (3rd) business day following the date of postmark in the case of delivery by registered or certified mail, (ii) on the date of delivery in the case of delivery by hand or (iii) on the date of delivery if delivered by electronic mail; provided that if such e-mail is received after 4:00 p.m. Eastern Time on a business day or at any time on a non-business day, such notice shall be deemed delivered on the following business day. Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the Company and the Subscriber, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the Company and the Subscriber. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.3      This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Subscriber (other than in connection with a change of control or by operation of law). Any Subscriber may assign any or all of its rights under this Agreement to any Person to whom such Subscriber assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Offering Materials that apply to the “Subscribers.”

6.4      The Offering Materials, together with the exhibits hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. The Placement Agent shall be deemed a third party beneficiary of the representations and warranties and covenants made by the Company and the Subscriber in this Agreement.

6.5      Upon the execution and delivery of this Agreement by the Subscriber and the Company, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as provided herein; provided, however, that, for the avoidance of doubt, the Company hereby reserves the right to (i) enter into subscription agreements with other prospective investors in the Offering and (ii) reject any subscription, in whole or in part, including, as applicable, that of the Subscriber, provided the Company returns to such prospective investor any funds paid by such prospective investor(s), with respect to such rejected subscription or portion thereof, without interest or deduction.

6.6      Any action, arbitration, claim, hearing, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before any federal, state, local or foreign government or any court of competent jurisdiction, administrative or regulatory body, agency, bureau, or commission in any domestic or foreign jurisdiction, any appropriate division of any of the foregoing or any arbitrator, or other legal action (each, a “Proceeding”) relating to this Agreement or the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Offering Materials (whether brought against a party hereto or its affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the Southern District of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Southern District of New York for the adjudication of any Proceeding related to this Agreement, the other Offering Materials or the transactions contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any Proceeding that it is not personally subject to the jurisdiction of any such court, that Proceeding is improper or is an inconvenient venue for such Proceeding.

6.7      In order to discourage frivolous Proceedings the parties agree that unless a claimant in any Proceeding arising out of this Agreement succeeds in establishing a claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the Proceeding), then the non-claimant party shall be entitled to recover from such claimant all of such other party’s reasonable legal costs and expenses relating to such Proceeding and/or incurred in preparation therefor.

6.8      If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

6.9                 Subject to applicable statute of limitations, the representations and warranties contained herein shall survive the Closing and the delivery of the Securities

6.10      The Company and the Subscriber agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument. Delivery of executed signature pages hereof by facsimile transmission or pdf shall constitute effective and binding execution and delivery of this Agreement.

6.12     Nothing in this Agreement shall create or be deemed to create any rights or remedies in any person or entity that is not a party to this Agreement.

6.13      The Company and the Subscriber agree that in the event of any breach or threatened breach by the other party of any covenant, obligation or other provision set forth in this Agreement, the non-breaching or non-threatening party, as applicable, shall be entitled (in addition to any other remedy that may be available to it) to seek (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SHARES OF PREFERRED STOCK BEING SUBSCRIBED FOR: ____________________

PURCHASE PRICE (PER SHARE):   $[●]

AGGREAGE PURCHASE PRICE: ____________________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile	Facsimile

Tax ID # or Social Security #	Tax ID # or Social Security #

E-Mail Address	E-Mail Address

Name in which Securities should be issued:

Dated:                      , 201[●]

This Subscription Agreement is agreed to and accepted as of ________________, 201[●].

DIFFUSION PHARMACEUTICALS INC.

By:____________________________________

Name:

Title:

APPENDIX C

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

DIFFUSION PHARMACEUTICALS INC.

Warrant Shares: _______	Initial Exercise Date: __________, 2017

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the five (5) year anniversary of the final closing date of the Offering (the “Termination Date”) but not thereafter, to subscribe for and purchase from Diffusion Pharmaceuticals Inc., a Delaware corporation (the “Company”), up to ______1 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”).

Section 1.     Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”) dated _______ __, 2017, by and between the Company and the Holder.

Section 2.     Exercise.

a)     Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time and from time to time on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto; and, within three (3) business days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) business days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within four (4) business days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

1 Equal to 100% warrant coverage assuming stockholder approval of an increase in the number of authorized preferred shares.

b)     Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be equal to [110% of the offering price per share at which such Holder purchased shares of the Company’s Class A Convertible Preferred Stock pursuant to the Subscription Agreement], subject to adjustment as provided herein (the “Exercise Price”).

c)     Exercise Limitation. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

2

d)     Mechanics of Exercise.

i.     Delivery of Certificates Upon Exercise. Certificates for the Warrant Shares purchased or exercised hereunder shall be transmitted by the Company’s transfer agent to the Holder by crediting the account of the Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and either (A) there is an effective registration statement permitting to the resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within five (5) business days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required), and payment of the aggregate Exercise Price as set forth above (the “Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised, the Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(iv) prior to the issuance of such shares, have been paid.

ii.     Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, promptly deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant in all material respects.

iii.     Rescission Rights. If, following receipt by the Company of a duly executed and properly completed Notice of Exercise Form from a Holder, the Company fails to cause the Company’s transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

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iv.     Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. If, following receipt by the Company of a duly executed and properly completed Notice of Exercise Form from a Holder, the Company fails, prior to the applicable Warrant Share Delivery Date, to, in accordance with the provisions of Section 2(d)(i) above, (i) deliver to such Holder the applicable certificate or certificates or (ii) cause its transfer agent to credit the account of such Holder or such Holder’s broker, and if after such Warrant Share Delivery Date the Holder is required by its broker to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm is required to purchase, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which such Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of Warrant Shares that the Holder was entitled to receive from the exercise at issue (or, if less, the number of shares actually delivered in satisfaction of such sale) and (2) the actual price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions), and (B) at the option of the Holder, either reissue (if surrendered) the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi.

Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by (x) the Assignment Form attached hereto duly executed by the Holder, and such other documentation as the Company may require regarding the assignee, as a condition thereto, and (y) the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto, if any.

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vii.	Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.     Certain Adjustments.

a)     Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then, in each case, (1) the Exercise Price shall be multiplied by a fraction of which (x) the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and (y) the denominator shall be the number of shares of Common Stock outstanding immediately after such event and (2) the number of shares issuable upon exercise of this Warrant shall be proportionally adjusted (rounded up to the nearest whole share), such that the aggregate Exercise Price for all of the Warrant Shares shall remain unchanged (subject to rounding). Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the effective date of the applicable event described in subsection (i) through (iv) above.

b)     Fundamental Transaction. If, at any time while this Warrant is outstanding, the Company, directly or indirectly, in one or more related transactions, (i) effects any merger or consolidation of the Company with or into another person, (ii) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (iii) is the subject of any purchase offer, tender offer or exchange offer (whether by the Company or another person) and is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or “group” (as such term is defined in Section 13(d) of the Exchange Act) whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant in accordance with the terms hereof (including payment of the Exercise Price), the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 2(c) on the exercise of this Warrant), the number of shares of capital stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration, whether in cash, securities or otherwise (the “Alternate Consideration”), payable with respect to each share of Common Stock in connection with such Fundamental Transaction. For purposes of any such exercise, the Exercise Price shall be appropriately allocated to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall, in its sole discretion, apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(b) and shall, at the option and request of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for the Alternate Consideration, and with an exercise price equal to the Exercise Price. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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c)      Calculations. All calculations under this Section 3 shall be made to the nearest cent or, subject to Section 2(d)(iii), the nearest 1/100th of a share, as the case may be.

d)     Notice to the Holder.

i.     Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.     Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice.

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Section 4.     Transfer of Warrant.

a)     Transferability. Subject to compliance with any applicable federal and state securities laws and the satisfaction and delivery of any reasonable conditions and documentation required by the Company, and to the provisions of Section 1.9 of the Subscription Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

7

b)     New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a) as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant in all material respects except as to the number of Warrant Shares issuable pursuant thereto.

c)     Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5.     Miscellaneous.

a)     No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(a).

b)     Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will, make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)     Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then, such action may be taken or such right may be exercised on the following business day.

d)     Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to allow for the issuance of the Warrant Shares upon the exercise of this Warrant. The Company further covenants that its officers are authorized to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation or of any requirements of the trading market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

8

Except and to the extent waived or consented to by the Holder, the Company shall not, including, without limitation, by amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of its obligations pursuant to this Warrant, but will at all times act in good faith in the carrying out of all its obligations hereunder. Without limiting the generality of the foregoing, the Company will (A) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (B) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (C) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant, including, without limitation, in connection with any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price.

e)     Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with Section 6.6 of the Subscription Agreement.

f)     Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws.

g)     Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of either party shall operate as a waiver of such right or otherwise prejudice either party’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable and documented attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

9

h)     Notices. Any notice, request or other document required or permitted to be given or delivered pursuant to this Warrant shall be delivered in accordance with the notice provisions of Section 6.1 of the Subscription Agreement.

i)     Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)     Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to seek specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)     Successors and Assigns. Subject to applicable federal and state securities laws, this Warrant and the rights and obligations evidenced hereby are intended to be and shall inure to the benefit of, and be binding upon and enforceable by, the successors of the Company and the successors and permitted assigns of the Holder.

l)     Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)     Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)     Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

DIFFUSION PHARMACEUTICALS INC.

By:
Name: Title:

11

APPENDIX C

NOTICE OF EXERCISE

To:     DIFFUSION PHARMACEUTICALS INC.

(1)     The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and

(2)     Payment shall take the form of lawful money of the United States,

(3)     Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4)      Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

the Holder’s Signature:	_____________________________

the Holder’s Address:	_____________________________

_____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

APPENDIX D

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION (AS AMENDED)
OF
DIFFUSION PHARMACEUTICALS INC.

        DIFFUSION PHARMACEUTICALS INC., a corporation incorporated and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

FIRST: That, at a meeting of the Board of Directors of the Corporation (the “Board of Directors”) on November 23, 2016, a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation (as amended) of the Corporation in the form set forth below (the “Charter,” and such amendment, the “Amendment”), declaring said Amendment to be advisable and calling for consideration of said proposed Amendment by the stockholders of the Corporation.

"RESOLVED, that the Board of Directors has deemed it advisable and in the best interest of the Corporation to amend the Charter, to (i) delete the following sentence from Article IV of the Charter:

“A. The total number of shares of common stock which the Corporation shall have authority to issue is 1,000,000,000, at a par value of $0.001 per share (“Common Stock”), and the total number of shares of preferred stock which the Corporation shall have authority to issue is 5,000,000, at a par value of $0.001 per share (“Preferred Stock”).”

and (ii) replace such sentence with the following:

“A. The total number of shares of common stock which the Corporation shall have authority to issue is 1,000,000,000, at a par value of $0.001 per share (“Common Stock”), and the total number of shares of preferred stock which the Corporation shall have authority to issue is 30,000,000, at a par value of $0.001 per share (“Preferred Stock”);”"

SECOND: Thereafter, pursuant to the resolution of the Board of Directors, the proposed Amendment was approved by the stockholders of the Corporation at a special meeting of stockholders on                 .

THIRD: That the Amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation (as amended) to be executed by David G. Kalergis, its Chief Executive Officer, on this                day of                        .

DIFFUSION PHARMACEUTICALS INC.

By:
	Name:	David G. Kalergis
	Title:	Chief Executive Officer

Diffusion Pharmaceuticals Inc.

DIFFUSION PHARMACEUTICALS
INC. 2020 AVON COURT, Suite #4
CHARLOTESVILLE, VA 22902

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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02 0000000000

The Board of Directors recommends you vote FOR proposals 1 through 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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SEQUENCE #

0000294518_1 R1.0.1.2

A1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

DIFFUSION PHARMACEUTICALS INC.
Special Meeting of Stockholders
January 6, 2017 at 9:00 AM, Eastern Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David G. Kalergis and Ben L. Shealy, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DIFFUSION PHARMACEUTICALS INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of stockholder(s) to be held at 9:00 AM, Eastern Time on January 6, 2017, at the Company's offices located at 2020 Avon Court #4, Charlottesville, Virginia 22902, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000294518_2 R1.0.1.25